Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of AFH Acquisition X, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2013 as filed with the Securities and Exch2-ange Commission on the date hereof (the “Report”), I, Amir F. Heshmatpour, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Amir F. Heshmatpour
Date: September 11, 2013	Amir F. Heshmatpour Principal Executive Officer Principal Financial Officer